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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       January 31, 2005
                          ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-9924                      52-1568099
 ---------------              -----------              -------------------
 (State or other              (Commission                 (IRS Employer
 jurisdiction of              File Number)              Identification No.)
 incorporation)

                   399 Park Avenue, New York, New York 10043
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              (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 7.01  Regulation FD Disclosure.

     On January 31, 2005, Citigroup Inc. and MetLife, Inc. released a press release announcing an agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife for $11.5 billion, subject to closing adjustments.

     A copy of the above-referenced press release is attached hereto as Exhibit
99.1 to this Form 8-K.  The press release is being furnished pursuant to Item
7.01 of this Current Report on Form 8-K, and the information contained in
Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in
Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits

          Exhibit Number
          --------------

               99.1 Press Release, dated January 31, 2005, issued by Citigroup Inc. and MetLife, Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 31, 2005          CITIGROUP INC.


                                 By: /s/  Michael S. Helfer
                                     ------------------------
                                 Name:   Michael S. Helfer
                                 Title:  General Counsel and Corporate Secretary







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                                 EXHIBIT INDEX


Exhibit Number
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     99.1           Press Release, dated January 31, 2005, issued by Citigroup
                    Inc. and MetLife, Inc.